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                                                                   EXHIBIT 10.46

                           SECOND AMENDMENT OF LEASE

        This SECOND AMENDMENT OF LEASE, made as of this 20th day of November, 2001, between THE RECTOR, CHURCH WARDENS AND VESTRYMEN OF TRINITY CHURCH IN THE CITY OF NEW YORK, having its office and address at 74 Trinity Place in the Borough of Manhattan, City, County and State of New York (hereinafter referred to as the "Landlord") and PHOTODISC, INC., a corporation organized under the laws of the State of Washington, having an address at 601 North 34th Street, Seattle, Washington 98103 (hereinafter referred to as the "Tenant")

                                  WITNESSETH:

        WHEREAS, the Landlord and Tenant entered into an agreement of lease, dated as of April 1, 2000, as amended by First Amendment of Lease dated as of October 31, 2001 (collectively, the "Lease") wherein the Landlord leased to the Tenant the entire 4th and 6th floors and a portion of the 5th floor as described in the lease (the "Original Premises"), in the building of the Landlord known as 75 VARICK STREET (A/K/A ONE HUDSON SQUARE), New York, New York for a term to commence April 1, 2000 and expire (unless sooner terminated in accordance with the provisions of the lease) on March 31, 2015 at the rentals and upon the other terms, covenants and conditions in such lease set forth; and

        WHEREAS, Landlord and Tenant wish to further amend the Lease with respect to the leasing of a portion of the fifth floor premises known as the "Mason Tender Space"; and

        WHEREAS, capitalized terms used herein shall have the same meaning ascribed to them in the Lease.


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        NOW, THEREFORE, in consideration of the premises and the mutual promises of the parties hereto, Landlord and Tenant hereby agree that, effective as of the date set forth above, the Lease shall be modified as follows:

        1. Anything in the Lease to the contrary notwithstanding, subject to Article One (g) of the Lease, Tenant's right to occupy the Mason Tender Space, and the obligation to pay rent, additional rent and other charges with respect to the Mason Tender Space shall commence as of the date vacant possession of the Mason Tender Space is delivered to the Tenant in accordance with the terms of the Lease following the expiration or earlier termination of the lease for the Mason Tender Space as a result of a default by, or the insolvency of Mason Tender.

        2. Getty Images, Inc. ("Getty") joins in this agreement to confirm that
(a) the Lease Guaranty Agreement dated April 6, 2000 (the "Guaranty"), pursuant to which Getty guaranteed the obligations of Tenant under the Lease remains in full force and effect, (b) Getty consents to Tenant's entering into this Second Amendment of Lease, (c) Getty agrees that the obligations of Tenant guaranteed by Getty pursuant to the Guaranty include the obligations assumed by Tenant under this Second Amendment of Lease, and (d) that the reference in the Guaranty to the "Lease" shall mean the Lease as modified by this Second Amendment of Lease.

        3. The Lease is hereby ratified and the parties confirm that, except as modified hereby, the Lease remains unmodified and in full force and effect.

        4. This agreement may be executed in counterparts which, when taken together shall constitute a single agreement.


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        IN WITNESS WHEREOF, the parties have caused these presents to be duty executed as of the day and year first above written.

                                THE RECTOR, CHURCH-WARDENS AND
                                VESTRYMEN OFTRINITY CHURCH IN THE
                                CITY OF NEW YORK

                                By:  /s/ Stephen D. Heyman
                                   -----------------------------------------
                                     Director of Leasing


                                By:
                                   -----------------------------------------
                                     Executive Vice President of Real Estate


                                By:  [Signature Illegible]
                                   -----------------------------------------
                                     Finance Department


                                PHOTODISC, INC.


                                By:                                   (L.S.)
                                   -----------------------------------
                                Name:
                                Title:


                                GETTY IMAGES, INC.

                                By:
                                   -----------------------------------------
                                Name:
                                Title:


                                       3
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        IN WITNESS WHEREOF, the parties have caused these presents to be duly executed as of the day and year first above written.

                                THE RECTOR, CHURCH-WARDENS AND
                                VESTRYMEN OFTRINITY CHURCH IN THE
                                CITY OF NEW YORK

                                By:
                                   -----------------------------------------
                                     Director of Leasing


                                By:    [Signature Illegible]
                                   -----------------------------------------
                                     Executive Vice President of Real Estate


                                By:
                                   -----------------------------------------
                                     Finance Department


                                PHOTODISC, INC.


                                By:                                   (L.S.)
                                   -----------------------------------
                                Name:
                                Title:


                                GETTY IMAGES, INC.

                                By:
                                   -----------------------------------------
                                Name:
                                Title:


                                       3

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        TN WITNESS WHEREOF, the parties have caused these presents to be duly executed as of the day and year first above written.

                                THE RECTOR, CHURCH-WARDENS AND
                                VESTRYMEN OF TRINITY CHURCH IN THE
                                CITY OF NEW YORK

                                By:
                                   -----------------------------------------
                                     Director of Leasing


                                By:
                                   -----------------------------------------
                                     Executive Vice President of Real Estate


                                By:
                                   -----------------------------------------
                                     Finance Department


                                PHOTODISC, INC.


                                By:   [Signature Illegible]           (L.S.)
                                   -----------------------------------
                                Name:
                                Title:


                                GETTY IMAGES, INC.

                                By:  [Signature Illegible]
                                   -----------------------------------------
                                Name:
                                Title:


                                       3